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                                                                    EXHIBIT 23.2




                CONSENT OF ROMITO, TOMASETTI & ASSOCIATES, P.C.,
                              INDEPENDENT AUDITORS



      We consent to the use of our report dated March 17, 1995, with respect to the combined financial statements of Intrepid Software, Inc., included in the Annual Report on Form 10-K of Interactive Group, Inc. filed with the Securities and Exchange Commission for the fiscal year ended December 31, 1996.


                      ROMITO, TOMASETTI & ASSOCIATES, P.C.



Burlington, Massachusetts
March 26, 1997